UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022 (January 12, 2022)

LOCAL BOUNTI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40125	98-1584830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Foley Lane

Hamilton, MT 59840

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (406) 361-3711

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	LOCL	New York Stock Exchange
Warrants, each exercisable for one share of Common Stock for $11.50 per share	LOCL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Co-Chief Executive Officer Compensation

On January 12, 2022, upon the request of Craig M. Hurlbert, Co-Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of Local Bounti Corporation (the “Company”), and Travis Joyner, Co-Chief Executive Officer of the Company, the Compensation Committee of the Board (the “Compensation Committee”) authorized and approved a voluntary decrease to the base salary for each of Mr. Hurlbert and Mr. Joyner. Mr. Hurlbert and Mr. Joyner requested the salary decreases in order to reinforce their commitment to employees as the centerpiece for creating long-term value for stockholders. Effective as of January 1, 2022, the base salary for each of Mr. Hurlbert and Mr. Joyner was reduced to $35,000 per year (together, the “Decreased Base Salaries”). The Decreased Base Salaries amend the employment agreements, effective November 19, 2021, entered into by the Company and each of Mr. Hurlbert and Mr. Joyner.

Executive Officer Equity Awards

On January 12, 2022, the Board, upon recommendation of the Compensation Committee, approved equity compensation awards for certain of the Company’s executive officers. The Board approved awards of restricted stock units (“RSUs”) for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to executive officers in the amounts as follows: (i) Craig M. Hurlbert was awarded 2,000,000 RSUs; (ii) Travis Joyner was awarded 2,000,000 RSUs; (iii) Kathleen Valiasek was awarded 1,447,555 RSUs; (iv) Mark McKinney was awarded 1,003,033 RSUs; and (v) Gary Hilberg was awarded 550,000 RSUs. The RSUs were granted in accordance with the terms of the Company’s 2021 Equity Incentive Plan (the “Plan”). The RSUs will be granted subject to the filing of a Form S-8 registering the shares of Common Stock covered by the Plan. The RSUs will vest 10% on July 1, 2022, 30% on January 1, 2023, 30% on January 1, 2024 and 30% on January 1, 2025, provided that the executive officer is providing services to the Company on such date.

Non-Employee Director Compensation Plan

On January 12, 2022, the Board, upon recommendation by the Compensation Committee, approved and adopted a director compensation policy, which sets forth the terms upon which non-employee directors (“outside directors”) are compensated for their Board service.

The outside director compensation is in the form of (i) annual cash retainers, payable in arrears in equal quarterly installments following the end of each fiscal quarter in which the service occurred, and (ii) equity awards, which are granted under the Plan or any successor equity plan adopted by the Board and Company stockholders as follows:

Annual Board Member Service Retainer

•	All Outside Directors: $87,500

•	Outside Director serving as Lead Independent Director: $15,000 (in addition to above)

Annual Committee Member Service Retainer

•	Member of the Audit Committee: $10,000

•	Member of the Compensation Committee: $7,500

•	Member of the Nominating and Corporate Governance Committee: $5,000

Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer)

•	Chairperson of the Audit Committee: $20,000

•	Chairperson of the Compensation Committee: $15,000

•	Chairperson of the Nominating and Corporate Governance Committee: $10,000

Equity Compensation

•

Upon initial election or appointment to the Board, a restricted stock unit award, as determined by the Board, with a grant date value of $175,000, which will vest in three equal annual instalments beginning on the first anniversary of the date of grant, subject to the non-employee director’s continuous service through each applicable vesting date; and

•

At each annual stockholder meeting following the non-employee director’s appointment to the Board and such director’s service on the Board for a minimum of six months, an additional restricted stock unit award, as determined by the Board, with a grant date value of $87,500, which will vest in full upon the earlier of the first anniversary of the date of grant or the next annual stockholder meeting, subject to the non-employee director’s continuous service through the applicable vesting date.

Notwithstanding the foregoing, for each non-employee director who remains in continuous service as a member of the Board until immediately prior to the consummation of a “change in control” (as defined in the Plan), any unvested portion of an equity award granted in consideration of such non-employee director’s service as a member of the Board will vest in full immediately prior to, and contingent upon, the consummation of such change in control.

The Board will also have discretion to grant additional equity awards to certain outside directors for services to the Company that exceed the standard expectations for an outside director or for other circumstances determined to be appropriate by the Board. The Company will also reimburse directors for their reasonable out-of-pocket expenses in connection with attending board and committee meetings.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Local Bounti Corporation Director Compensation Policy, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits.

Exhibit No.	Description

10.1†	Local Bounti Corporation Director Compensation Policy, adopted January 12, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Local Bounti Corporation

Date: January 19, 2022	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer